SMART SECURITIES. SMART SOLUTIONS.

FS INVESTMENT CORPORATION

OFFERING SUMMARY

BUSINESS DEVELOPMENT COMPANIES

FS Investment Corporation is a business development company (“BDC”) that intends to provide debt financing to small and middle market U.S. companies. A BDC is a category of investment company created by Congress in 1980 under the Investment Company Act of 1940 to facilitate the flow of capital to private companies. In addition, a BDC provides individual investors with exposure to the private equity and private debt investment markets, which typically have been dominated by high-net-worth and institutional investors, such as pension funds and endowments. We believe that these investors participate in private equity and private debt investment funds for a number of reasons, including their use as a potential source of risk diversification within a portfolio, and for their superior return potential over the long term.

INVESTMENT OBJECTIVES

Our objectives are to provide current income and, to a lesser extent, long-term capital appreciation.* In selecting our investments, we intend to employ a defensive approach focused on long-term credit performance and principal protection. We anticipate that our portfolio will comprise primarily investments in senior secured loans, second lien loans and mezzanine loans of U.S. small and middle market companies. We will seek to invest in companies with annual revenue between $10 million and $500 million and annual operating cash flow of at least $2 million at the time of investment. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

Our targeted investments are part of a typical company’s capital structure whereby senior debt is situated at the top of the capital stack, and is followed in priority of cash flows and claims on the company’s assets by second lien debt, mezzanine debt, preferred equity and finally, common equity. Investors are usually compensated for the risk associated with this sliding scale of cash flows in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We intend to focus on components of the capital structure with higher priority of cash flows and claims on assets, and therefore less risk.

Typical Capital Structure Diagram

OFFERING HIGHLIGHTS

Offering Type:	Public offering of shares of common stock

Investment Focus:	Senior secured loans, second lien loans and mezzanine loans of small and middle market U.S. companies

Investment Objectives:	Provide current income and, to a lesser extent, long-term capital appreciation.* In selecting our investments, we intend to employ a defensive approach focused on long-term credit performance and principal protection.

Advisor:	FB Income Advisor, LLC

Sub-Advisor:	GSO Debt Funds Management LLC, an affiliate of The Blackstone Group L.P.

Maximum Offering Size:	150 million shares

Initial Price per Share:	$10.00 (subject to the terms of the offering)

Minimum Investment:	$5,000 per individual; additional purchases available in increments of $500**

Distribution Payment Schedule:	Quarterly, if approved by the Board of Directors*

Exit Strategy:	Liquidate the portfolio, list the company or merge between five and seven years following the completion of our offering stage*

*	There are no assurances that these objectives will be met.

**	The investment minimum for subsequent purchases does not apply to shares purchased through our distribution reinvestment plan. Volume discounts apply.
See our prospectus for details.

This is neither an offer to sell or a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus.

This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering.

Cira Centre | 2929 Arch Street, Suite 675, Philadelphia, PA 19104-2867 | Tel (215) 495-1150 | www.fsinvestmentcorp.com

Distributed by FS2 Capital Partners, LLC Member FINRA/ SIPC

This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of FS Investment Corporation before investing. The Offering may be made only by means of a prospectus, copies of which must precede or accompany this presentation.

No offering is made to New York residents except by a prospectus filed with the Department of Law of the State of New York. The attorney general of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

An investment in FS Investment Corporation is subject to significant risks. A more detailed description of the risk factors is found in the section of the prospectus entitled “Risk Factors.” You should read and understand all of these risk factors before making your decision to invest in shares of our common stock.

•	We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business.

•	FB Advisor has no prior experience managing a business development company or a regulated investment company, or RIC and may not be able to achieve our investment objectives.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

•

The amount of any distributions we make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Portions of the distributions that we make may represent a return of capital.

•	We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•

As a result of the annual RIC distribution requirement, we may need to raise cash or make borrowings to fund new investments. These sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks including changes in interest rates which may have a substantial negative impact on our investments.

•

A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our investments.

•	We have not identified specific investments that we will make, and therefore you will not have the opportunity to evaluate our investments prior to purchasing our shares.

•

We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments. For our senior secured and second lien loans, the collateral securing these investments may decrease in value over time. Mezzanine debt investments are typically unsecured, and this may involve an above-average amount of risk, including a loss of principal.

•

The potential for FB Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case or increase portfolio leverage in order to earn higher base management fees.

•	This is a “best efforts” offering and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make.

•	FB Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments.

•

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each monthly closing date and may be higher than the prior monthly closing price per share.

•	If we borrow funds to make investments, we would be exposed to the risks of leverage, which magnifies the potential for gain and loss on amounts invested.

•

Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

•

Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objectives.

The shares will be offered to the public through FS2 Capital Partners, LLC, which will act as the dealer manager, and through other selected dealers that are members of the Financial Industry Regulatory Authority. Securities are not FDIC-insured, nor bank guaranteed, and may lose value. Broker/dealers are reminded that communications sent or delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended.

For more information please contact:

FS2 Capital Partners, LLC

801 North Orange Avenue, Suite 815

Orlando, FL 32801

Attn: Scott E. Larson

Tel: (407) 373-0603 | Fax: (407) 373-0604

scott.larson@fs2cap.com

The information set forth in this flier is presented as of September 18, 2008.